UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 25, 2023

FERGUSON PLC
(Exact Name of Registrant as Specified in its Charter)

Jersey, Channel Islands	001-40066	98-1499339
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1020 Eskdale Road, Winnersh Triangle, Wokingham, Berkshire, United Kingdom	RG41 5TS
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: +44 (0) 118 927 3800
Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares of 10 pence	FERG	New York Stock Exchange
London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 25, 2023, the Board of Directors (the “Board”) of Ferguson plc (the “Company”) appointed Mr. James S. Metcalf as a new director of the Company effective February 1, 2023 for a term expiring at the Company’s 2023 annual general meeting. Mr. Metcalf has been appointed to serve on the Compensation Committee and Nominations & Governance Committee of the Board, with such appointments also effective February 1, 2023. The Board has determined that Mr. Metcalf is independent for purposes of the listing standards of the New York Stock Exchange.
Mr. Metcalf will be compensated in accordance with the Company’s compensation program applicable to non-executive directors, including an annual fee of $110,000, a travel allowance for eligible intercontinental travel of $3,250 (each way) up to a maximum of $39,000 per year, and an expected initial equity grant for his service during fiscal year 2023 with a total value of $30,000. The equity award would vest, subject to continued service to the Company, on October 2, 2023. In connection with his appointment, Mr. Metcalf will enter into a standard form of indemnity with the Company.
There are no arrangements or understandings between Mr. Metcalf and any other person pursuant to which Mr. Metcalf was elected as a director. There are no transactions between Mr. Metcalf and the Company that would be required to be reported under Item 404(a) of Regulation S-K.
A copy of the Company’s press release announcing Mr. Metcalf’s appointment is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press release dated January 31, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Ferguson plc (Registrant)
Date:	January 31, 2023	By:	/s/ Katherine McCormick
		Name:	Katherine McCormick
		Title:	Company Secretary